UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2011

Date of Report (Date of Earliest Event Reported)

KMP FUTURES FUND I LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	000-53816	13-7075398
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

KMP Futures Fund I LCC (“Registrant”) has entered into an Administration Agreement and Middle/Back Office Agreement with GlobeOp Financial Services LLC (“GlobeOp”) whereby GlobeOp will provide administration services to Registrant.

Spectrum Global Fund Administration, L.L.C. (“Spectrum”) currently provides Registrant with administration services pursuant to a Services Agreement dated May 23, 2007 between Spectrum and Registrant. Registrant has notified Spectrum that effective May 31, 2011, Registrant intends to replace Spectrum with GlobeOp as Administrator and that Spectrum’s Services Agreement with Registrant will be terminated effective close of business on May 31, 2011.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.2	Notice to Unitholders dated February 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on February 28, 2011.

KMP FUTURES FUND I LLC (Registrant)

	By:	Kenmar Preferred Investments Corp., its Managing Member

Date: February 28, 2011	By:	/s/ Esther E. Goodman
		Name:	Esther E. Goodman
		Title:	Senior Executive Vice President and Chief Operating Officer